UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2006

ZHONGPIN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-112111	54-2100419

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

21 Changshe Road, Changge. Henan Province, PRC

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code)      011 86 374-6216633

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).      [   ] Yes           [X] No

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
     [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
     [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITAGATION REFORM ACT OF 1995

Except for historical information contained herein, this Current Report on Form 8-K/A contains certain forward-looking information based on our current expectations. The inclusion of forward-looking statements should not be regarded as a representation by us or any other person that the objectives or plans will be achieved because our actual results may differ materially from any forward-looking statement. The words “may,” “should,” “plans,” “believe,” “anticipate,” “estimate,” “expect,” their opposites and similar expressions are intended to identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. We caution readers that such statements are not guarantees of future performance or events and are subject to a number of factors that may tend to influence the accuracy of the statements, including but not limited to, those risk factors outlined in the section titled “Risk Factors” of our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2006. You should not unduly rely on these forward-looking statements, which speak only as of the date of this Current Report. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we file from time to time with the Securities and Exchange Commission (“SEC”) after the date of this Current Report.

EXPLANATORY NOTE

The purpose of this filing is to amend our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2006. This Current Report on Form 8-K/A includes certain revised unaudited financial statements and pro forma financial information.

Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Unaudited Consolidated Financial Statements of Businesses Acquired

(1)	Report of Independent Public Accounting Firm	F-2
(2)	Consolidated Balance Sheet as of September 30, 2005	F-3
(3)	Consolidated Statements of Operations and Comprehensive Income for the three and nine months ended September 30, 2005 and 2004	F-4
(4)	Consolidated Statements of Equity for the three and nine months ended September 30, 2005	F-5
(5)	Consolidated Statement of Cash Flows for the three and nine months ended September 30, 2005 and 2004	F-6
(6)	Notes to Unaudited Consolidated Financial Statements	F-7

(b)	Pro Forma Unaudited Consolidated Financial Statements

(1)	Pro Forma Consolidated Balance Sheet as of September 30, 2005	F-12
(2)	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	F-13
(3)	Pro Forma Consolidated Statement of Operations for the three and nine months ended September 30, 2005	F-14
(4)	Notes to Unaudited Pro Forma Consolidated Financial Statements	F-15

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONGPIN INC.

Dated: March 30 , 2006	By:	/s/ XIANFU ZHU

		Name:	XIANFU ZHU
		Title:	CEO and Chairman

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                   PAGE
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                             2

CONSOLIDATED BALANCE SHEET (UNAUDITED)                                                              3

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)                          4

CONSOLIDATED STATEMENT OF EQUITY (UNAUDITED)                                                        5

CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)                                                    6

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS                                                7

                                      F-1

CHILD, VAN WAGONER & BRADSHAW, PLLC
A PROFESSIONAL LIMITED LIABILITY COMPANY OF CERTIFIED PUBLIC ACCOUNTANTS
=========================================================================================================================
1284 W. FLINT MEADOW DR., SUITE D, KAYSVILLE, UT 84037         PHONE: (801) 927-1337  FAX: (801) 927-1344
-------------------------------------------------------------------------------------------------------------------------
5296 S. COMMERCE DR., SUITE 300, SALT LAKE CITY, UT 84107      PHONE: (801) 281-4700 FAX: (801) 281-4701
-------------------------------------------------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED
Henan Province, People's Republic of China

We have reviewed the accompanying consolidated balance sheet of HENAN ZHONGPIN
FOOD SHARE COMPANY LIMITED as of September 30, 2005, and the related consolidated statements of operations and comprehensive income, equity, and cash flows for the nine-month period ended September 30, 2005. These interim financial statements are the responsibility of the company's management.

We conducted our review in accordance with the standards of the Public Company
Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United
States of America.

/s/ Child, Van Wagoner & Bradshaw, PLLC
Kaysville, Utah
January 19, 2006

                                      F-2

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                                                   SEPTEMBER 30,
                               ASSETS                                                                   2005
                                                                                                   -------------
Current assets
  Cash and cash equivalents                                                                         $17,377,991
  Accounts receivable and other receivables, net of allowance of $471,816                              12,499,999
  Purchase deposits                                                                                       151,194
  Prepaid expenses and deferred charges                                                                   238,763
  Inventories, net of allowance of $20,305                                                              5,906,100
  Tax refund receivable                                                                                    18,985
                                                                                                   ------------
Total current assets                                                                                 36,193,032
Property, plant and equipment (net)                                                                  10,276,255
Construction contracts                                                                                5,924,057
Intangible assets                                                                                     1,754,423
                                                                                                   ------------
Total assets                                                                                        $54,147,767
                                                                                                   ============

                       LIABILITIES AND EQUITY
Current liabilities
  Accounts payable and other payables                                                               $ 4,689,379
  Accrued liabilities                                                                                 3,187,523
  Short-term loans payable                                                                           25,209,629
  Taxes payable                                                                                         820,391
  Deposits from clients                                                                               1,010,132
Long-term loans payable - current portion                                                               690,112
                                                                                                   ------------
Total current liabilities                                                                            35,607,166
Long-term loans payable                                                                               4,427,018
                                                                                                   ------------
Total liabilities                                                                                    40,034,184
Minority interest                                                                                       357,090
Equity
  Registered capital                                                                                  1,816,425
  Additional paid in capital                                                                            182,319
  Retained earnings                                                                                  11,503,033
  Accumulated other comprehensive income                                                                254,716
                                                                                                   ------------
Total equity                                                                                         13,756,493
                                                                                                   ------------
Total liabilities and equity                                                                        $54,147,767
                                                                                                   ============

        The notes are an integral part of the unaudited consolidated financial statements. See Review Report of Independent Registered Public Accounting Firm.

                                       F-3

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

   CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

                                               Three months     Three months      Nine months      Nine months
                                                  ended            ended             ended             ended
                                               September 30,   September 30,     September 30,     September 30,
                                               -------------   -------------     ------------      -----------
                                                    2005             2004             2005             2004
                                               -------------   -------------     ------------      -----------
Revenues
 Sales revenues                                 $18,188,425      $10,711,743      $51,184,672      $30,246,871
Cost of sales                                    15,300,514        9,105,659       42,683,518       25,793,987
                                                -----------      -----------      -----------      -----------
  Gross profit                                    2,887,911        1,606,084        8,501,154        4,452,884
Operating expenses
 General and administrative expenses                297,373          266,841          797,542          615,768
 Operating expenses                                 401,293          496,066        1,093,956        1,252,472
                                                -----------      -----------      -----------      -----------
    Total operating expenses                        698,666          762,907        1,891,498        1,868,240
                                                -----------      -----------      -----------      -----------

Income from operations                            2,189,245          843,177        6,609,656        2,584,644
Other income (expense)
 Interest income                                     62,725           20,601          151,994           59,626
 Other income (expense)                             (46,852)           8,045          (50,156)          26,232
 Allowances income                                    2,438          100,000           46,520          182,408
 Exchange loss                                            -                -          (42,276)               -
 Interest expense                                  (386,734)        (289,910)      (1,195,392)        (839,162)
                                                -----------      -----------      -----------      -----------
  Total other income (expense)                     (368,423)        (161,264)      (1,089,310)        (570,896)
                                                -----------      -----------      -----------      -----------
Net income before taxes                           1,820,822          681,913        5,520,346        2,013,748
Provision for income taxes                           54,498           14,138          177,287           27,174
                                                -----------      -----------      -----------      -----------
Net income after taxes                            1,766,324          667,775        5,343,059        1,986,574
Minority interest in gain                             4,958            4,772           24,013           14,195
                                                -----------      -----------      -----------      -----------
Net income                                      $ 1,761,366      $   663,003      $ 5,319,046      $ 1,972,379
                                                ===========      ===========      ===========      ===========
Foreign currency translation adjustment             254,716                -          254,716                -
                                                -----------      -----------      -----------      -----------
Comprehensive income                            $ 2,016,082      $   663,003      $ 5,573,762      $ 1,972,379
                                                ===========      ===========      ===========      ===========

        The notes are an integral part of the unaudited consolidated financial statements. See Review Report of Independent Registered Public Accounting Firm.

                                      F-4

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                  CONSOLIDATED STATEMENT OF EQUITY (UNAUDITED)

                                                                               Accumulated
                                                 Additional                       Other
                                  Registered       Paid In      Retained     Comprehensive
                                    Capital        Capital      Earnings         Income        Total
                                 ------------    ----------   -------------    ----------   ------------
Balance December 31, 2004         $ 1,816,425     $ 182,319     $ 6,183,987     $       -   $  8,182,731
Net income for the period                   -             -       5,319,046       254,716      5,573,762
                                 ------------    ----------   -------------    ----------   ------------
Balance September 30, 2005        $ 1,816,425     $ 182,319    $ 11,503,033     $ 254,716   $ 13,756,493
                                 ============    ==========   =============    ==========   ============

        The notes are an integral part of the unaudited consolidated financial statements. See Review Report of Independent Registered Public Accounting Firm.

                                       F-5

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

                CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

                                                              Nine months ended     Nine months ended
                                                               September 30,          September 30,
                                                              -----------------    ------------------
                                                                    2005                  2004
                                                              -----------------    ------------------
Cash flows from operating activities:
    Net income                                                   $ 5,319,046          $ 1,972,379
    Adjustments to reconcile net income to
      net cash provided by operations:
      Minority interest                                              219,812               82,788
      Depreciation                                                   453,933              311,984
      Amortization                                                    30,055               28,608
      Changes in operating assets and liabilities:
        Accounts receivable and other receivables                 (4,608,438)          (3,170,241)
        Purchase deposits                                            (26,674)                   -
        Prepaid expense and deferred charges                        (146,600)            (226,484)
        Inventories                                               (2,762,146)             120,861
        Tax refunds receivable                                       (18,985)             125,138
        Accounts payable and accrued liabilities                    (645,386)            (629,335)
        Accrued liabilities                                        2,864,681             (140,001)
        Taxes payable                                                103,530              484,084
        Deposits from clients                                        295,535           (1,545,166)
                                                                 -----------          -----------
    Net cash provided by operating activities                      1,078,363           (2,585,385)
Cash flows from investing activities:
    Construction contracts                                        (1,987,626)                   -
    Additions to fixed assets                                       (741,326)          (1,639,948)
                                                                 -----------          -----------
        Net cash used in investing activities                     (2,728,952)          (1,639,948)
                                                                 -----------          -----------
Cash flows from financing activities:
    Proceeds from short-term loans                                16,090,077            4,080,847
    Repayments on long-term loans                                 (2,520,850)          (1,270,065)
                                                                  -----------          -----------
        Net cash provided by financing activities                 13,569,227            2,810,782
                                                                 -----------          -----------
    Increase in cash and cash equivalents                         11,918,638           (1,414,551)
    Effect of rate changes on cash                                   254,716                    -
    Cash and cash equivalents, beginning of period                 5,204,637            6,140,527
                                                                 -----------          -----------
    Cash and cash equivalents, end of period                    $17,377,991           $ 4,725,976
                                                                ============          ===========
Supplemental disclosures of cash flow information:
    Cash paid for interest                                      $  1,195,392          $   839,162
                                                                ============          ===========
    Cash paid for income taxes                                  $     85,689          $    57,097
                                                                ============          ===========

        The notes are an integral part of the unaudited consolidated financial statements. See Review Report of Independent Registered Public Accounting Firm.

                                       F-6

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United
     States of America for interim financial information and with the instructions to item 310 of Regulation SB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The operating results for the nine months ended
     September 30, 2005 are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. For further information, refer to the financial statements and footnotes thereto for the year ended
     December 31, 2004.

1. ORGANIZATION AND NATURE OF OPERATIONS

     Henan Zhongpin Food Share Company Limited (the Company) is incorporated in the People's Republic of China (PRC). The Company is headquartered in Henan
     Province and has its corporate office in Changge City. The Company is principally engaged in the production of pork, pork products and vegetables, and the retail sales of pork, processed pork products, vegetables and other grocery items to customers throughout China and other export countries, either directly or through its subsidiaries (collectively the "Company").

     Details of its subsidiaries are as follows:

                                                       DOMICILE AND DATE       REGISTERED           PERCENTAGE
Name                                                   OF INCORPORATION         CAPITAL            OF OWNERSHIP
----------------------------------------------------------------------------------------------------------------
Henan Zhongpin Industrial Company Limited                   The PRC            18,000,000 RMB           88.00%
                                                       January 17, 2002
Henan Zhongpin Import and Export Trading Company            The PRC             5,060,000 RMB           88.93%
                                                       August 11, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     These consolidated financial statements include the accounts of Henan
     Zhongpin Food Share Company Limited, Henan Zhongpin Industrial Company
     Limited, and Henan Zhongpin Import and Export Trading Company. All material intercompany accounts and transactions have been eliminated in consolidation.

     The consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
     ("U.S. GAAP"). The preparation of financial statements in conformity with
     U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                      F-7

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     BASIS OF PRESENTATION (Continued)

     U.S. GAAP differs from that used in the statutory financial statements of the Company, which were prepared in accordance with the relevant accounting principles and financial reporting regulations as established by the
     Ministry of Finance of the PRC. Certain accounting principles stipulated under U.S. GAAP are not applicable in the PRC.

     The accompanying consolidated financial statements are presented in United
     States (US) dollars. The functional currency is the Yuan Renminbi (RMB) of the People's Republic of China. The consolidated financial statements are translated into US dollars from RMB at period-end exchange rates for assets and liabilities, and weighted average exchange rates for revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

     RMB is not freely convertible into the currency of other nations. All such exchange transactions must take place through authorized institutions.
     There is no guarantee the RMB amounts could have been, or could be, converted into US dollars at rates used in translation.

     MINORITY INTEREST IN SUBSIDIARIES

     The Company records minority interest expense, which reflects the minority shareholders' portion of the earnings of Henan Zhongpin Industrial Company
     Limited and Henan Zhongpin Import and Export Trading Company.

     RESTRICTIONS ON TRANSFER OF ASSETS OUT OF CHINA

     Dividend payments by the Company are limited by certain statutory regulations in China. No dividends may be paid by the Company without first receiving prior approval from the Foreign Currency Exchange Management
     Bureau. Dividend payments are restricted to 85% of profits, after tax.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                      F-8

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SIGNIFICANT ESTIMATES

     Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates related to the valuation of equipment, accrued liabilities and the useful lives for amortization and depreciation.

     CASH EQUIVALENTS

     The Company  considers all highly liquid debt instruments  purchased with a maturity of three months or less to be cash equivalents.

     ACCOUNTS RECEIVABLE

     Accounts receivable is stated at cost, net of allowance for doubtful accounts. Based on current practice in the PRC, management provides for an allowance for doubtful accounts equivalent to those accounts that are not collected within one year.

     INVENTORIES

     Inventories are stated at the lower of cost, determined on a weighted average basis, and net realizable value. Work-in-progress and finished goods are composed of direct material, direct labor and an attributable portion of manufacturing overhead. Net realizable value is the estimated selling price, in the ordinary course of business, less estimated costs to complete and dispose.

     LAND USE RIGHTS

     The Company adopted the provisions of SFAS No. 142, Goodwill and Other
     Intangible Assets (SFAS 142), effective January 1, 2002. Under SFAS 142, goodwill and indefinite lived intangible assets are not amortized, but are reviewed annually for impairment, or more frequently, if indications of possible impairment exist. The Company has performed the requisite annual transitional impairment tests on intangible assets and made the impairment adjustments as necessary.

     REVENUE RECOGNITION

     The Company recognizes revenue as earned when the following four criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or the services have been rendered; (3) the seller's price to the buyer is fixed or determinable; and (4) collectibility is reasonably assured.

                                      F-9

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     PROPERTY AND EQUIPMENT

     Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable. Under the provisions of SFAS No.
     144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived
     Assets to Be Disposed Of", the Company recognizes an "impairment charge"
     when the expected net undiscounted future cash flows from an asset's use and eventual disposition are less than the asset's carrying value and the asset's carrying value exceeds its fair value. Measurement of fair value for an asset or group of assets may be based on appraisal, market values of similar assets or estimated discounted future cash flows resulting from the use and ultimate disposition of the asset or assets.

     Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

     Depreciation and amortization are provided for financial reporting purposes primarily on the straight-line method over the estimated useful lives ranging from 5 to 50 years.

     OPERATING LEASES

     Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expense on the straight-line basis over the period of the relevant leases.

     INCOME TAXES

     Income tax expense is based on reported income before income taxes.
     Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standards (SFAS) No. 109,
     "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

     The Company withholds and pays income taxes on its employees' wages, which funds the Chinese government's sponsored health and retirement programs of all Henan Zhongpin employees. For Henan Zhongpin employees, the Company was obligated to make contributions to the social insurance bureau under the laws of the PRC for pension and retirement benefits.

                                      F-10

                    HENAN ZHONGPIN FOOD SHARE COMPANY LIMITED

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     REGISTERED CAPITAL

     Companies in the PRC are not held by stock ownership as is the case in the
     US. Those creating a company register and pay in a given amount of required registered capital at formation of the company, as required by laws in the
     PRC governing business entity formation.

                                      F-11

                              STRONG TECHNICAL INC.

                PRO-FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                               SEPTEMBER 30, 2005

                                                  Strong       Falcon Link      Henan            Henan          Sale of
                                                Technical      Investment      Zhongpin         Zhongpin       Preferred      Pro-Forma      Pro-Forma
                         ASSETS                   Inc.       Limited (BVI)  Food Co., Ltd     Food Share         Stock       Adjustments      Results
                                               -----------  -------------- ---------------   ------------    ------------   -------------  ------------
 Current assets
   Cash and cash equivalents                    $       -     $  10,000      $    115,942    $ 17,377,991    $ 22,410,833   $          -   $ 39,914,766
     Trade and other receivables                        -             -                 -      12,971,815               -        (14,500)    12,957,315
     Allowances for doubtful accounts                   -             -                 -        (471,816)              -              -       (471,816)
                                                ---------     ---------      ------------    ------------    ------------   -------------  ------------
   Net trade accounts receivable                        -             -                 -      12,499,999               -        (14,500)    12,485,499
   Purchase deposits                                    -             -                 -         151,194               -              -        151,194
   Prepaid expenses and deferred charges                -             -                 -         238,763               -              -        238,763
   Inventories                                          -             -                 -       5,906,100               -              -      5,906,100
   Tax refund receivable                                -             -                 -          18,985               -              -         18,985
                                                ---------     ---------      ------------    ------------    ------------   -------------  ------------

 Total current assets                                   -        10,000           115,942      36,193,032      22,410,833        (14,500)    58,715,307

   Property, plant and equipment                        -             -                 -      10,276,255               -              -     10,276,255

   Investment in subsidiary                             -             -         1,816,425               -               -     (1,816,425)             -
   Construction contracts                               -             -                 -       5,924,057               -              -      5,924,057
   Intangible assets                                    -             -                 -       1,754,423               -              -      1,754,423
                                                ---------     ---------      ------------    ------------    ------------   -------------  ------------
 Total other assets                                     -             -         1,816,425       7,678,480               -     (1,816,425)     7,678,480
                                                ---------     ---------      ------------    ------------    ------------   -------------  ------------

 Total assets                                   $       -     $  10,000      $  1,932,367    $ 54,147,767    $ 22,410,833   $ (1,830,925)  $ 76,670,042
                                                =========     =========      ============    ============    ============   =============  ============

          LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities
   Accounts payable and other payables          $       -     $       -      $          -    $  4,689,379     $         -   $          -   $  4,689,379
   Accrued liabilities                                  -         4,500                 -       3,187,523               -         (4,500)     3,187,523
   Short term loans payable                             -             -                 -      25,209,629               -              -     25,209,629
   Taxes payable                                        -             -                 -         820,391               -              -        820,391
   Deposits from clients                                -             -                 -       1,010,132               -              -      1,010,132
   Long term loans - current portion                    -             -                 -         690,112               -              -        690,112
                                                ---------     ---------      ------------    ------------    ------------   -------------  ------------

 Total current liabilities                              -         4,500                 -      35,607,166               -         (4,500)    35,607,166

 Long term loans payable                                -             -                 -       4,427,018               -              -      4,427,018
                                                ---------     ---------      ------------    ------------    ------------   -------------  ------------

 Total liabilities                                      -         4,500                 -      40,034,184               -         (4,500)    40,034,184

 Minority interest                                      -             -                 -         357,090               -              -        357,090

 Stockholders' equity
   Preferred stock                                      -             -                 -               -           6,900              -          6,900
   Common stock                                    17,766        10,000         1,932,367       1,816,425               -     (3,764,805)        11,753
   Additional paid in capital                     (17,766)            -                 -         182,319      22,403,933      1,938,380     24,506,866
   Retained earnings                                    -        (4,500)                -      11,503,033               -              -     11,498,533
   Accum. other comprehensive income                    -             -                 -         254,716               -              -        254,716
                                                ---------     ---------      ------------     -----------    ------------   -------------  ------------

 Total stockholders' equity                             -         5,500         1,932,367      13,756,493      22,410,833     (1,826,425)    36,278,768
                                                ---------     ---------      ------------    ------------    ------------   -------------  ------------

 Total Liabilities and stockholders' equity     $       -     $  10,000      $  1,932,367    $ 54,147,767    $ 22,410,833   $ (1,830,925)  $ 76,670,042
                                                =========     =========      ============    ============    ============   =============  ===========-

See notes to unaudited pro-forma consolidated financial statements

                                      F-12

                              STRONG TECHNICAL INC.

                 PRO-FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                               Strong        Falcon Link       Henan            Henan
                                             Technical       Investment       Zhongpin         Zhongpin       Pro-Forma        Pro-Forma
                                               Inc.        Limited (BVI)   Food Co., Ltd     Food Share      Adjustments        Results
                                            -----------   --------------   --------------   ------------    -------------    ------------

 Sales revenues                               $     -        $     -         $     -        $ 42,787,153    $           -    $ 42,787,153
 Cost of sales                                      -              -               -          36,669,989                -      36,669,989
                                              -------        -------         -------        ------------    -------------    ------------

 Gross profit                                       -              -               -           6,117,164                -       6,117,164

Operating expenses
 General and administrative                         -                               -        1 1,214,365                        1,214,365
 Operating expenses                                 -              -               -           1,844,840                -       1,844,840
                                              -------        -------         -------        ------------    -------------    ------------

Total operating expenses                            -              -               -           3,059,205                -       3,059,205
                                              -------        -------         -------        ------------    -------------    ------------

Income from operations                              -              -               -           3,057,959                -       3,057,959

Other income (expense)
 Discontinued operations                       45,884              -               -                   -          (45,884)              -
 Interest income                                    -              -               -              85,854                -          85,854
 Other expense                                      -              -               -              31,807                -          31,807
 Allowances income                                  -              -               -             928,302                -         928,302
 Exchange loss                                      -              -               -             (22,554)               -         (22,554)
 Interest expense                                   -              -               -          (1,208,362)               -      (1,208,362)
                                              -------        -------         -------        ------------    -------------    ------------

 Total other income (expense)                  45,884              -               -            (184,953)         (45,884)       (184,953)
                                              -------        -------         -------        ------------    -------------    ------------

 Net income before taxes                       45,884              -               -           2,873,006          (45,884)      2,873,006

 Taxes                                              -              -               -              84,541                -          84,541
                                              -------        -------         -------        ------------    -------------    ------------

 Net income after taxes                        45,884              -               -           2,788,465          (45,884)      2,788,465

 Minority interest in gain                          -              -               -              19,992                -          19,992
                                              -------        -------         -------        ------------    -------------    ------------

 Net income                                   $45,884        $     -         $     -        $  2,768,473    $     (45,884)   $  2,768,473
                                              =======        =======         =======        ============    =============    ============

 Foreign currency translation                       -              -               -                   -                -               -
                                              -------        -------         -------        ------------    -------------    ------------

 Comprehensive income                         $45,884        $     -         $     -        $  2,768,473    $     (45,884)   $  2,768,473
                                              =======        =======         =======        ============    =============    ============
                                                                                                              Pre-split       Post-split

 Pro-forma basic earnings per share                                                                         $           -    $       0.15
 Pro-forma diluted earnings per share                                                                       $           -    $       0.13

 Pro-forma basic common shares outstanding                                                                    659,350,454      18,652,578
 Pro-forma diluted common shares outstanding                                                                  781,304,504      22,102,578

See notes to unaudited pro-forma consolidated financial statements

                                      F-13

                              STRONG TECHNICAL INC.

                 PRO-FORMA STATEMENTS OF OPERATIONS (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                               Strong        Falcon Link       Henan            Henan
                                             Technical       Investment       Zhongpin         Zhongpin       Pro-Forma        Pro-Forma
                                               Inc.        Limited (BVI)   Food Co., Ltd     Food Share      Adjustments        Results
                                            -----------   --------------   --------------   ------------    -------------    ------------

 Sales revenues                              $      -        $     -         $       -      $ 51,184,672    $           -    $ 51,184,672
 Cost of sales                                      -              -                 -        42,683,518                -      42,683,518
                                             --------        -------         ---------      ------------    -------------    ------------

 Gross profit                                       -              -                 -         8,501,154                -       8,501,154

Operating expenses
 General and administrative                                        -                 -          797,542                 -         797,542
 Operating expenses                                 -          4,500                 -         1,093,956                -       1,098,456
                                             --------        -------         ---------      ------------    -------------    ------------

 Total operating expenses                           -          4,500                 -         1,891,498                -       1,895,998
                                             --------        -------         ---------      ------------    -------------    ------------

 Income (loss) from operations                      -         (4,500)                -         6,609,656                -       6,605,156

Other income (expense)
 Interest income                                    -              -                 -           151,994                -         151,994
 Other expense                                      -              -                 -           (50,156)               -         (50,156)
 Allowances income                                  -              -                 -            46,520                -          46,520
 Exchange loss                                      -              -                 -           (42,276)               -         (42,276)
 Interest expense                                   -              -                 -        (1,195,392)               -      (1,195,392)
                                             --------        -------         ---------      ------------    -------------    ------------

 Total other income (expense)                       -              -                 -        (1,089,310)               -      (1,089,310)
                                             --------        -------         ---------      ------------    -------------    ------------

 Net income (loss) before taxes                     -         (4,500)                -         5,520,346                -       5,515,846

 Taxes                                              -              -                 -           177,287                -         177,287
                                             --------        -------         ---------      ------------    -------------    ------------

 Net income (loss) after taxes                      -         (4,500)                -         5,343,059                -       5,338,559

 Minority interest in gain                          -              -                 -            24,013                -          24,013
                                             --------        -------         ---------      ------------    -------------    ------------

 Net income (loss)                           $      -        $(4,500)        $       -      $  5,319,046    $           -    $  5,314,546
                                             ========        =======         =========      ============    =============    ============

 Foreign currency translation                       -              -                 -           254,716                -         254,716
                                             --------        -------         ---------      ------------    -------------    ------------

 Comprehensive income (loss)                 $      -        $(4,500)        $       -      $  5,573,762    $           -    $  5,569,262
                                             ========        =======         =========      ============    =============    ============
                                                                                                              Pre-split       Post-split

 Pro-forma basic earnings per share                                                                         $        0.01    $       0.28
 Pro-forma diluted earnings per share                                                                       $        0.01    $       0.24

 Pro-forma basic common shares outstanding                                                                    659,350,454      18,652,578
 Pro-forma diluted common shares outstanding                                                                  781,304,504      22,102,578

See notes to unaudited pro-forma consolidated financial statements

                                      F-14

                              STRONG TECHNICAL INC.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2005

1.   BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of Strong Technical Inc. (Strong), Falcon Link Investment Limited (Falcon),
Henan Zhongpin Food Co., Ltd. (ZP Limited) and Henan Zhongpin Food Share Company
Limited (ZP Share). Strong acquired Falcon in a stock exchange on January 30,
2006 by issuing 397,676,704 (11,250,000 post-split) shares of its common stock in exchange for all of the issued and outstanding stock of Falcon. Prior to that, Falcon acquired ZP Limited on September 26, 2005 and ZP Limited acquired
ZP Share on May 30, 2005. The transaction whereby Strong acquired Falcon is a recapitalization of Falcon. The other acquisition transactions constitute transfers under common control and are accounted for as recapitalizations, in which ZP Share is treated as the accounting acquirer and all adjustments are made through paid-in-capital. Thus, the financial statements will be primarily those of ZP Share with the adoption of the capital structure of Strong.

Strong is the registrant, a Delaware corporation established on February 4,
2003. Strong has a fiscal year end of June 30, and currently has no operations other than the acquisition of Falcon on January 30, 2006. The balance sheet of
Strong on September 30, 2005, as filed with Form 10-QSB, contained no assets and no liabilities. The balance sheet of Strong as of September 30, 2005 is presented in the pro-forma consolidated balance sheet. The statement of operations of Strong for the year ended June 30, 2005, as filed with Form 10-KSB is presented in the pro-forma consolidated statement of operations for the year ended December 31, 2004. The income from discontinued operations will be non-recurring, and has therefore been eliminated as a pro-forma adjustment. The statement of operations of Strong for the three months ended September 30, 2005, as filed with Form 10-QSB indicated no revenues or expenses, and is presented in the pro-forma consolidated statement of operations for the nine months ended
September 30, 2005.

Falcon was incorporated in the British Virgin Islands on July 21, 2005 for the
sole purpose of acquiring and holding ZP Limited, and has no other operations.
The unaudited accounts of Falcon as of September 30, 2005 are included in the pro-forma consolidated balance sheet. Falcon did not exist in 2004 and therefore, no revenues or expenses are shown for the year ended December 31,
2004. Falcon had no revenues and only minimal expenses for the period from its inception to September 30, 2005. Accordingly, those expenses are included on the pro-forma consolidated statement of operations for the nine months ended
September 30, 2005.

ZP Limited was incorporated in the People's Republic of China (the PRC) on May
20, 2005 for the sole purpose of acquiring and holding ZP Share, and has no other operations. The unaudited accounts of ZP Limited as of September 30, 2005 are included in the pro-forma consolidated balance sheet. ZP Limited did not exist in 2004 and therefore, no revenues or expenses are shown for the year ended December 31, 2004. ZP Limited had no revenues or expenses for the period from its inception to September 30, 2005. Accordingly, none are shown on the pro-forma consolidated statement of operations for the nine months ended
September 30, 2005.

                                      F-15

                              STRONG TECHNICAL INC.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2005

1.   BASIS OF PRESENTATION (Continued)

ZP Share was incorporated in November of 1997 in the People's Republic of China
(the PRC), and is in the business of producing and selling pork, pork products, vegetables and other grocery products within the PRC either directly or through its subsidiaries, Henan Zhongpin Industrial Company Limited and Henan Zhongpin
Import and Export Trading Company. ZP Share's unaudited consolidated balance sheet as of September 30, 2005 is included in the pro-forma consolidated balance sheet. ZP Share's audited consolidated statement of operations for the year ended December 31, 2004 is included in the pro-forma consolidated statement of operations for the year ended December 31, 2004, and its unaudited consolidated statement of operations for the nine months ended September 30, 2005 is included in the pro-forma consolidated statement of operations for the nine months ended
September 30, 2005.

2.   PRO-FORMA ADJUSTMENTS

The pro-forma adjustments on the pro-forma consolidated balance sheet eliminate related party receivables against corresponding related party payables. There are also entries to eliminate investments in subsidiary accounts and to adjust common stock and additional paid in capital accounts to the capital structure of
Strong.

The consolidating entries on the pro-forma consolidated statement of operations for the year ended December 31, 2004 eliminate the effect of non-recurring income from discontinued operations.

3.   SALE OF PREFERRED STOCK

In conjunction with the acquisition of Falcon by Strong, on January 31, 2006 the
Company sold at $8.00 per unit 3.45 million units, each consisting of two shares of Series A Convertible Preferred Stock, each convertible into 35.349 (1 post-split) common shares, and five year warrants to purchase an additional
35.349 (1 post-split) common shares at a purchase price of $0.1414467 ($5.00 post split) per share. Total conversion rights were issued for 243,908,100
(6,900,000 post-split) common shares and total warrants were issued for
121,954,050 (3,450,000 post-split) common shares. Gross proceeds from the sale totaled $27,600,000 and costs of issuance totaled $5,189,167, resulting in net proceeds to the Company of $22,410,833.

                                      F-16

                              STRONG TECHNICAL INC.

         NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2005

4.   SUBSEQUENT REVERSE STOCK SPLIT

On February 16, 2006 the Company effected a 1:35.349 reverse split on its outstanding common stock. Immediately prior to the split 415,442,354 common shares were outstanding as compared to 11,752,578 common shares outstanding immediately following the split. Outstanding conversion rights on Series A
Convertible Preferred Stock were reduced from 243,908,100 common shares to
6,900,000, and outstanding warrants were reduced from 121,954,050 common shares to 3,450,000, exercisable at $5.00 per share. Accordingly, pro-forma earnings per share have been included in these financial statements to show both pre-split and post-split earnings per share.

5.   EARNINGS PER SHARE

According to the dividend feature of the Series A Preferred Stock, dividends are not to be paid to common shareholders until there shall have been paid or declared and set apart during that fiscal year for the holders of the Series A
Preferred a dividend in an amount per share that the holders would have got for the shares of common stock issuable upon conversion of their shares of Series A
Preferred. Consequently, the outstanding conversion rights of the preferred shares have been added to the denominator in calculating basic earnings per share. A reconciliation of the numerators and denominators used in calculating pre-split and post-split basic and diluted earnings per share is contained in the following table.

                                                                 Pre-split                        Post-split
                                                           2005             2004             2005            2004
                                                           ----             ----             ----            ----
NUMERATOR FOR BASIC AND DILUTED EPS
  Net income to common stockholders                    $  5,314,546     $  2,768,473      $ 5,314,546     $ 2,768,473
                                                       ============     ============      ===========     ===========

DENOMINATORS FOR BASIC AND DILUTED EPS
  Common stock outstanding at recapitalization          415,442,354      415,442,354       11,752,578      11,752,578
  Add: Series A Preferred conversion rights             243,908,100      243,908,100        6,900,000       6,900,000
                                                       ------------     ------------      -----------     -----------
    DENOMINATOR FOR BASIC EPS                           659,350,454      659,350,454       18,652,578      18,652,578
                                                       ============     ============      ===========     ===========
  Add: Outstanding stock warrants                       121,954,050      121,954,050        3,450,000       3,450,000
                                                       ------------     ------------      -----------     -----------
    DENOMINATOR FOR DILUTED EPS                         781,304,504      781,304,504       22,102,578      22,102,578
                                                       ============     ============      ===========     ===========

EPS - Basic                                            $       0.01     $          -      $      0.28     $      0.15
                                                       ------------     ------------      -----------     -----------
EPS - Diluted                                          $       0.01     $          -      $      0.24     $      0.13
                                                       ------------     ------------      -----------     -----------

                                      F-17